UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 13, 2023

NURIX THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39398	27-0838048
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1700 Owens Street, Suite 205 San Francisco, California	94158
(Address of Principal Executive Offices)	(Zip Code)

(415) 660-5320

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NRIX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 10, 2023, Silicon Valley Bank (“SVB”) was closed by the California Department of Financial Protection and Innovation and the Federal Deposit Insurance Corporation (“FDIC”) was appointed as receiver. On March 12, 2023, the U.S. Department of the Treasury, Federal Reserve Board, and FDIC released a joint statement announcing that the FDIC will complete its resolution of SVB in a manner that fully protects all depositors at SVB and that depositors will have access to all of their money starting March 13, 2023.

Nurix Therapeutics, Inc. (the “Company”) maintains an operating account at SVB with a cash balance of less than 1% of the Company’s total cash, cash equivalents and marketable securities. The remainder of the Company’s cash, cash equivalents, and marketable securities is held at other large, global financial institutions.

In light of the foregoing, the Company believes that its funds currently held at SVB will be fully available if and when needed and that, given its otherwise limited direct exposure to SVB, its exposure to loss as a result of SVB’s receivership is immaterial.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements in this Current Report on Form 8-K that do not describe historical facts constitute forward-looking statements, including, without limitation, statements regarding the Company’s future financial condition and its exposure to liquidity concerns at SVB. Forward-looking statements reflect the Company’s current beliefs, expectations, and assumptions regarding factors the Company believes are appropriate under the circumstances; however, the Company can give no assurance that they will prove to be correct. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, without limitation, risks and uncertainties inherent in the Company’s business, risks related to general economic conditions globally or regionally, risks related to the operation of the U.S. banking system, and risks and uncertainties identified in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2022, and subsequent filings with the SEC. Any forward-looking statements contained herein speak only as of the date of this Current Report on Form 8-K. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statements to reflect new information, events or circumstances after the date of this Current Report on Form 8-K except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NURIX THERAPEUTICS, INC.

Date: March 13, 2023	By:	/s/ Hans van Houte
Hans van Houte
Chief Financial Officer